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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 2001

                                   ----------

                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                     0-10068                     76-0566682
(State or other jurisdiction     (Commission File             (I.R.S. Employer
      of incorporation)              Number)                 Identification No.)

                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)

                                11490 WESTHEIMER
                                   SUITE 1000
                              HOUSTON, TEXAS 77077
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On June 21, 2001, ICO, Inc. ("ICO" or the "Company") accepted the resignation of William E. Willoughby as a director of the Company. In accordance with the Company's Bylaws, ICO's Board of Directors appointed William C. Willoughby to the Board of Directors to fill the vacancy created by William E. Willoughby's resignation.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits

         Exhibit           Description

         99.1              Press Release dated June 19, 2001.


ITEM 9. REGULATION FD DISCLOSURE.

         On June 19, 2001, ICO issued a press release announcing a conference call to be held on June 22, 2001. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

         On June 22, 2001, Timothy J. Gollin, ICO's President and Chief Executive Officer, and Christopher N. O'Sullivan, ICO's Vice Chairman and Chief Financial Officer, hosted a conference call with investors, analysts and the public during which they discussed, among other things, ICO's business, operations and expected financial results for future periods.

         Also on the call, Jon C. Biro, the Company's Chief Accounting Officer, gave the following fiscal third quarter guidance (all numbers are approximate):

         o Revenues are expected to be $85 million in total, $33 million for the Oilfield Services business and $52 million for the Polymer Processing business.

         o Earnings before interest, taxes, depreciation and amortization, as well as charges, are expected to be $7.5 million for the Company's third fiscal quarter. The Oilfield Service business is expected to generate $6.1 million in EBITDA and the Polymer Processing business is expected to generate $4.2 million. These results will be offset by approximately $2.8 million of corporate expenses. Included in the corporate expenses are approximately $600K of costs relating to the recently concluded proxy contest.

         o The Company expects to recognize a charge of $7.4 million during the fiscal third quarter relating to the termination of certain former executives of the Company.

         o Net loss during the quarter is expected to be $4.6 million or $.23 per share on a fully diluted basis.

         o Cash should be approximately $24 million on June 30, 2001 reflecting the previously mentioned severance expenses and the senior notes interest payment on June 1, 2001.

         o Working capital is expected to be approximately $70 million and total debt should be around $146 million on the last day of the fiscal third quarter.


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UNCERTAINTY REGARDING FORWARD-LOOKING STATEMENTS

         Statements regarding the outlook for the Company's oilfield services or polymer processing divisions, changes in exploration activity or demand for the Company's services, or other circumstances applicable to the Company or the oilfield services or petrochemical industries in general, as well as any other statements that are not historical facts in this release are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include but are not limited to, demand for the Company's services and products, business cycles and other conditions of the oilfield services and petrochemical industries, prices of commodities, acquisition risks, international risks, operational risks, and other factors detailed in the Company's Form 10-K for the fiscal year ended September 30, 2000, and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ICO, INC.

Date: June 22, 2001                 By: /s/ Timothy J. Gollin
                                       -----------------------------------------

                                    Name: Timothy J. Gollin
                                         ---------------------------------------

                                    Title: President and Chief Executive Officer
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
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
 99.1             Press Release dated June 19, 2001.